Filed pursuant to Rule 497(e)
Registration Nos. 333-206240; 811-23084

Equable Shares Hedged Equity Fund
(Class I EQHEX)

A Series of Series Portfolios Trust

January 28, 2021

Supplement to the Summary Prospectus and Prospectus dated February 28, 2020, as supplemented July 1, 2020

Effective February 28, 2021, the Board of Trustees of Series Portfolios Trust (the “Trust”), based upon the recommendation of Teramo Advisers, LLC (the “Adviser”), the adviser for the Equable Shares Hedged Equity Fund (the “Fund”), a series of the Trust, has approved a change to the Fund’s non-fundamental investment objective. The change better reflects the Fund’s strategy of providing upside participation in the market while mitigating downside risk. There is no change to the Fund’s principal investment strategy as a result of the change to the Fund’s investment objective.

The disclosure under the sub-heading titled “Investment Objective” on page 2 of the “Summary Section” of the Prospectus is hereby revised as follows:

“The Equable Shares Hedged Equity Fund seeks income, risk mitigation and long-term capital appreciation.”

The disclosure under the sub-heading titled “Investment Objective” on page 6 of the Prospectus is hereby revised to read as follows:

“The Fund has the investment objective of seeking income, risk mitigation and long-term capital appreciation. The investment objective of the Fund is not fundamental and may be changed without the approval of the Fund’s shareholders. The Trust, however, will provide shareholders with 30 days’ prior written notice of any such change.”

Please retain this supplement for your reference.